UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:

July 18, 2017

MERCARI COMMUNICATIONS GROUP, LTD.

(Exact name of registrant as specified in its charter)

Colorado	0-17284	84-1085935
State of	Commission File	IRS Employer
Incorporation	Number	Identification No.

1120 Avenue of the Americas, 4th floor, New York, NY 10036

(Address of principal executive offices)

714-858-1147

(Issuer’s telephone number)

Former name or former address if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 4.01	Changes in Registrant’s Certifying Accountant

(a) Dismissal of Principal Accountant

1. On July 18, 2017, Mercari Communications Group, Ltd. (the “Company”) dismissed BloomSchon CPAs LLC (“BloomSchon”) as its independent registered principal accounting firm. BloomSchon has been the Company’s independent registered principal accounting firm since September 29, 2015 and issued a report on the Company’s financial statements for the year ended May 31, 2016. BloomSchon’s report on the Company’s financial statements for the fiscal year ended May 31, 2016 did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to audit scope or accounting principles. Such report of BloomSchon was prepared assuming that the Company had the ability to continue as a going concern. The decision to change auditors was approved by entire Board of Directors of the Company.

2. During the year ended May 31, 2016 and the subsequent interim periods through the date of this filing, (i) the Company has not had any disagreements with BloomSchon on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to BloomSchon’s satisfaction, would have caused them to make reference thereto in their reports on the Company’s financial statements for such periods, and (ii) there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K.

3. The Company has provided BloomSchon with a copy of disclosures it is making in this Form 8-K and requested that BloomSchon furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made herein. A copy of BloomSchon’s letter dated July 18, 2017, is filed as Exhibit 16.1 hereto.

(b) Engagement of Principal Accountant

1. On July 18, 2017, the Company engaged MJF & Associates, APC (“MJF”) as its registered independent public accountants for the fiscal year ended May 31, 2017. The decision to engage MJF was approved by the Board of Directors of the Company.

2. During the Company’s two most recent fiscal years ended May 31, 2016 and 2017, and through the date of this filing, the Company did not consult with MJF on (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that may be rendered on the Company’s financial statements, and MJF did not provide either a written report or oral advice to the Company that MJF concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; (ii) any matter the subject of any disagreement, as defined in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions, or (iii) a reportable event within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit 16.1 Letter to Securities and Exchange Commission from BloomSchon CPAs LLC dated July 18, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on the 18th day of July, 2017.

Mercari Communications Group, Ltd.

By:	/s/ Ethan Chuang
Ethan Chuang
Vice President